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                                 CONRAIL INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         NORFOLK SOUTHERN CORPORATION

           (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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       FOR IMMEDIATE RELEASE
       December 19, 1996

                                           Media Contact:  Robert Fort
                                           (757) 629-2714

       NORFOLK SOUTHERN STUDYING 11TH-HOUR CSX OFFER

       NORFOLK, VA -- Norfolk Southern Corporation (NYSE: NSC) today issued the following statement:

              "Norfolk Southern is studying CSX's most recent proposal to acquire Conrail Inc. However, CSX's latest offer appears to be an 11th-hour attempt to avoid defeat at the shareholders' meeting that had been scheduled for December 23.

              "There should be no doubt that Norfolk Southern remains as determined as ever to acquire Conrail and will use any and all appropriate financial means to accomplish that objective."


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